BASIC AND DILUTED NET INCOME (LOSS) PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

NOTE 15:-BASIC AND DILUTED NET INCOME (LOSS) PER SHARE

	Year ended December 31,
	2018	2019	2020
Numerator:

Net income (loss) available to shareholders of ordinary shares	$47,072	$63,064	$(5,758)

Denominator:
Shares used in computing basic net income (loss) per ordinary shares	36,174,316	37,586,387	38,628,770

	Year ended December 31,
	2018	2019	2020
Numerator:

Net income (loss) available to shareholders of ordinary shares	$47,072	$63,064	$(5,758)

Denominator:
Shares used in computing diluted net income (loss) per ordinary shares	37,065,727	38,890,108	38,628,770

F - 46

CYBERARK SOFTWARE LTD.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

U.S. dollars in thousands (except share and per share data and unless otherwise indicated)

NOTE 15:- BASIC AND DILUTED NET INCOME (LOSS) PER SHARE (Cont.)

The total weighted average number of shares related to outstanding options, RSUs and PSUs that have been excluded from the calculation of diluted net income (loss) per ordinary share was 1,175,311, 495,975 and 2,823,985 for the years ended December 31, 2018, 2019 and 2020, respectively.

Additionally, 3.6 million shares underlying the conversion option of the Convertible Notes are not considered in the calculation of diluted net income (loss) per share as the effect would be anti-dilutive. The Company intends to settle the principal amount of Convertible Notes in cash and therefore will use the treasury stock method for calculating any potential dilutive effect on diluted net income per share, if applicable. The conversion will have a dilutive impact on diluted net income per share when the average market price of a common stock for a given period exceeds the conversion price of $157.53 per share.